                                                                    Exhibit 10.5

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                           Exclusive License Agreement
                           ---------------------------

         This is an agreement between

         Siemens Medical Systems, Inc. ("Licensor")
         186 Wood Avenue South
         Iselin NJ 08830

a Delaware corporation, acting through Wolfgang Kroll, its Executive Vice-President, and

         LipoMed, Inc. ("Licensee")
         1117 Wellstone Circle
         Apex NC 27502

a North Carolina corporation, acting through Michael A. Harpold, its President,

         WHEREAS Licensor owns U.S. Patent No. 4,933,844 (the "'844 patent") and foreign counterpart applications thereto as listed on Schedule A; and

         WHEREAS Licensee wishes to obtain an exclusive license, under the `844 patent and its counterpart applications, in order to sell certain blood testing services and Licensor is willing to grant such license;

         NOW THEREFORE, in consideration of their mutual promises, and intending to be legally bound, the parties hereto agree as follows:

         1.       License Grant   Licensor hereby grants to Licensee, and
                  -------------
Licensee hereby accepts, an exclusive license to U.S. Patent No. 4,933,844 and counterpart patents and patent application thereto as listed on Schedule A. The '844 patent, and all the patents and patent applications listed on Schedule A, are hereinafter referred to collectively as "Patent Rights".

                  1.1   Territory The license herein granted covers a territory
                        ---------
                  (hereinafter, the "Territory") that is coextensive with all territories covered by the Patent Rights.

                  1.1.1 Territorial Changes If the parties mutually agree that
                        -------------------
                  one or more of the patents in Schedule A may be permitted to lapse, the territory defined at paragraph 1.1 above will be automatically amended to remain

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                  coextensive with the territory covered by the remaining
                  effective Patent Rights.

                  1.2      Term The license herein granted will commence on the
                           ----
                           Effective Date of this agreement, and will terminate upon the expiration of the last-to-expire one of the Patent Rights, unless sooner terminated in accordance with the terms hereof.

                  1.3      Scope  The license herein granted includes:
                           -----
                           a) The exclusive right to practice the invention claimed in the Patent Rights;
                           b) The exclusive right to grant sublicenses to others to practice the invention claimed in the Patent Rights; and
                           c) The exclusive right to enforce the Patent Rights against others.

         2.       Compensation to Licensor  As compensation for the license
                  ------------------------
herein granted to Licensee, Licensee agrees to make the following payments to
Licensor:

                  2.1      Lump Sum Reimbursement Licensee will pay Licensor the
                           ----------------------
                  sum of $[**]. This sum will become due and payable [**] months after the Effective Date of this agreement. The parties agree that this sum represents a) the unpaid portion of a debt owed by James D. Otvos to Siemens AG, plus b) certain other costs incurred by Licensor in connection with the granting of this license.

                  2.2      Patent Maintenance Fees Licensee will reimburse
                           -----------------------
                  Licensor for all out-of-pocket costs to maintain the Patent Rights in force during the term defined in paragraph 1.2 above. Such costs include, but are not limited to: maintenance fees, requests for examination, and fees to local patent attorneys not employed full-time by Licensor or Siemens companies. Licensee will reimburse Licensor for all such costs within 30 days after Licensor invoices Licensee for such costs; Licensee is entitled to copies of such documentation as is reasonably required to establish that such costs are properly payable.

                  2.3      Minimum Annual Running Royalty Licensee will pay
                           ------------------------------
                  Licensor a minimum annual running royalty of $[**]. If by December 31 in any calendar year Licensee has not accrued running royalties payable to Licensor of at least $[**] during that calendar year, Licensee will increase such accrued running royalties payable to $[**] and will pay such amount to Licensor in Licensee's January payment.

                  2.3.1    Investigative Phase Exception No minimum annual
                           -----------------------------
                  running royalties will be payable during the Investigative Phase of this license. As used herein, "Investigative Phase" means a period of time that

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                           a)   Commences on the Effective Date of this
                                agreement, and
                           b) Ends 24 months after Licensee has received all approvals necessary to sell its blood-testing services in interstate commerce.

                  2.4      Running Royalties  Licensee will pay Licensor running
                           -----------------
                  royalties based on Licensee's Net Sales of blood tests that are

                           a)   carried out in the Territory; and/or
                           b) carried out at the request of Licensee customers that are located in the Territory.

                  2.4.1    Royalty Rate Schedule The royalty rate applicable to
                           ---------------------
                  Licensee's Net Sales depends as follows upon the cumulative Net Sales made by Licensee from the Effective Date of this agreement until the current Computation Date (defined below at paragraph 2.4.2):

                           a)   For cumulative Net Sales from $[**] to
                                $[**]--[**]%;
                           b)   For cumulative Net Sales from $[**] to
                                $[**]--[**]%;
                           c)   For cumulative Net Sales above $[**]: --[**]%

                  2.4.2    Running Royalty Computations and Accruals Licensee
                           -----------------------------------------
                  will compute, and will accrue on its books, running royalties due to Licensor as of four Computation Dates each year, namely March 31, June 30, September 30, and December 31. In each such computation, Licensee's Net Sales between the prior Computation Date and the current Computation Date will be multiplied by the applicable running royalty rate to compute the running royalties due to Licensor.

                  2.4.3    Payment of Running Royalties Licensee will pay
                           ----------------------------
                  Licensor all accrued running royalties due to Licensor within [**] days after each Computation Date, i.e. by [**], and [**].

                  2.4.4    Net Sales The parties agree that "Net Sales", as used
                           ---------
                  herein, means the gross invoiced amount of all sales made by Licensee, less:

                           a)   Returns, allowances, discounts and rebates;
                           b) Sales taxes and any other sums required by law to be charged to Licensee's customers and remitted to any governmental agency; and
                           c)   Licensee's out-of-pocket costs for
                                transportation and handling of blood samples.

                  2.4.4.1  Arm's Length Principles Licensee agrees that if it
                           -----------------------
                  makes any sales or purchases other than on an "arms-length" basis, the fair market value of

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                  such sales or purchases will be used for purposes of paragraph
                  2.4.4 above.

                  2.4.5 Late Payments Licensee agrees to pay interest at the
                        -------------
                  annual rate of [**]% on each payment not paid by the date on which it is due. The interest will accrue from the due date until the date on which payment is actually made.

                  2.5   Sublicenses If Licensee grants sublicense rights to any
                        -----------
                  third party, Licensee will pay running royalties to Licensor based upon Net Sales made by the third party.

                  2.5.1 Amount of Running Royalties The parties agree that all
                        ---------------------------
                  sales made by a sublicensee will be deemed to have been made by Licensee. Licensee agrees to pay running royalties on such third party sales as if it had made such sales on its own. The parties agree that the actual consideration for any sublicense rights, as between Licensee and any third party, is irrelevant to the royalty payment obligation owed by Licensee to Licensor.

                  2.5.2 Licensee Responsible for Sales by Its Sublicensees The
                        --------------------------------------------------
                  parties agree that Licensee is responsible for paying running royalties to Licensor on all sales made by its sublicensees. The parties agree that a default by any sublicensee on any obligation owed to Licensee shall not affect Licensee's obligations hereunder to Licensor.

                  2.5.3 Exclusive Sublicenses to Require Licensor's Consent The
                        ---------------------------------------------------
                  parties agree that Licensee may not, without Licensor's written consent, grant any exclusive sublicense to the Patent Rights, or to any part thereof.

                  2.5.4 Sublicenses to Be Available for Licensor's Inspection
                        -----------------------------------------------------
                  and Audit If Licensee grants any sublicense rights to the
                  ---------
                  Patent Rights, or to any part thereof, Licensee agrees to make all sublicense documents available to Licensor for its inspection and (if necessary) audit.

                  2.5.5 Sublicenses Agreements [**] Licensee agrees that if it
                        ----------------------
                  grants sublicense rights to the Patent Rights or any part thereof, each sublicensee will be obliged to use the [**] set forth at [**]below. The parties agree that this is a material term of this agreement and that breach thereof by any sublicensee will, if not cured in accordance with the provisions hereof, entitle Licensor to terminate this agreement.

                  2.6   Payments Licensee will make all payments provided for
                        --------
                  herein in U.S. dollars, and in immediately available funds.

         3.       Royalty Reports and Records Licensee will maintain accounting
                  ---------------------------
records that accurately record its sales and will retain such records for at least [**] after the calendar periods to which such records relate.

                  3.1   Royalty Reports Licensee will accompany each payment of
                        ---------------
                  running royalties with a report showing how the accompanying payment was calculated and (if applicable) the rates at which any foreign currencies were converted into U.S. dollars.

                  3.2   Audits Licensee will permit Licensor to audit Licensee's
                        ------
                  accounting records to verify the correctness of the computations of running royalties due to Licensor hereunder. Licensor will conduct any such audits at its own expense, at reasonable times, and on reasonable advance notice to Licensee.

                  3.2.1 Underpayments If an audit reveals that any payment of
                        -------------
                  running royalties has been understated by 2% or more, Licensee will pay Licensor's expenses for that audit.

                  3.2.2 Audit Frequency Licensor may not audit Licensee more than once each calendar year, unless an audit reveals an underpayment of running royalties by 5% or more. In this event, Licensor may, at Licensee's expense, audit Licensee as frequently as once per calendar quarter, during the year immediately subsequent to the 5% or more understatement.

         4.       Indemnification and Insurance Licensee will defend Licensor,
                  -----------------------------
         and will indemnify Licensor, and will hold Licensor harmless from, any claim that arises out of any act or activity licensed hereunder. This obligation of defense, indemnification and holding harmless includes the obligation to indemnify Licensor for its costs and attorneys fees in defending against any such claim.

                  4.1   Insurance Licensee agrees to maintain, during the term
                        ---------
                  of this agreement, general liability insurance policies (including products, contractual and clinical testing liability insurance) to cover all claims that arise out of any act or activity licensed hereunder. Licensee agrees that such policies will name Licensor as an insured. Licensee agrees to place such policies with reputable and financially secure insurance carriers.

                  4.1.1 Type of Policy Licensee agrees that the insurance
                        --------------
                  policies will afford primary coverage and will cover all claims arising out of any act or activity licensed hereunder, without regard to the date upon which such claim is discovered or asserted.

                  4.1.2 Policy Limits Licensee agrees that the policy limits of
                        -------------
                  the insurance policies will be at least $1,000,000 per occurrence, with a deductable of no more that $50,000.

                  4.1.3 Change of Policies or Insurance Carrier Licensee agrees
                        ---------------------------------------
                  not to change insurance carriers or forms of insurance policies without reasonable advance notice to Licensor and without Licensor's consent. Licensor may not unreasonably withhold such consent.

                  4.1.4 Exception Licensee is not required to maintain insurance
                        ---------
                  coverage during the Investigative Phase defined in paragraph 2.3.1.

                  4.2   Notice Licensor will, as soon as practicable, notify
                        ------
                  Licensee of the assertion of any claim against Licensor that Licensor considers to be covered by the provisions of paragraph 4.

                  4.3   Survival After Termination The parties agree that
                        --------------------------
                  Licensee's obligation of defense, indemnification and holding harmless defined in paragraph 4 above will continue notwithstanding any termination of this agreement.

         5.       Termination The parties agree that Licensor, in its sole
                  -----------
discretion, may (but need not) terminate this agreement under any of the circumstances enumerated in paragraph 5.1 below.

                  5.1   Circumstances  Licensor will have the right to terminate
                        -------------
this agreement if:

                        a) Licensee breaches any material term hereof and does not cure such breach within 60 days after being given written notice that the breach exists.

                        b) Licensee files a petition in bankruptcy or is adjudged a bankrupt.

                        c) Licensee makes a general assignment for the benefit of creditors or a receiver is appointed for the business of Licensee and is not discharged within 60 days after appointment.

                  5.2   Right of Termination is Cumulative The parties agree
                        ----------------------------------
                  that Licensor' right to terminate this agreement is cumulative and in addition to all other legal rights and remedies that Licensor may have against Licensee.

                  5.3   Termination Not Required to Bring Legal Action The
                        ----------------------------------------------
                  parties agree that Licensor need not terminate this agreement as a condition precedent to bringing any legal action (including arbitration) against Licensee.

                  5.4   Obligations Incurred Before Termination The termination
                        ---------------------------------------
                  of this agreement will not relieve Licensee of the obligation to pay those financial obligations to Licensor that were incurred before the date of termination.

                  5.5   Forbearance Licensor's exercise of forbearance, or
                        -----------
                  Licensor's delay in exercising any right to terminate this agreement, will not prejudice Licensor's right to exercise any legal right it may have against Licensee, including any right it may have to terminate this agreement.

         6.       [**]  Licensee agrees to [**] all [**] with the following
[**]:

         [**] under a [**] U.S. Patent No. 4,933,844.

         This paragraph 6 is a material term of this agreement.

         7.       Arbitration The parties agree to arbitrate any claim or
                  -----------
controversy arising out of or relating to this agreement or the breach thereof. The parties agree that such arbitration will be conducted in New York County, City of New York and State of New York in accordance with the rules then obtaining of the American Arbitration Association. The parties agree that the results of the arbitration will be binding upon them, and that judgement on the arbital award may be entered in any court having jurisdiction thereof.

                  7.1   Exception The parties agree that in any arbitration of
                        ---------
                  this agreement, the arbitrator may not hold any of the Patent Rights invalid, and may not invalidate any claim therein.

                  7.2   No Incidental, Consequential, or Punitive Damages The
                        -------------------------------------------------
                  parties agree that in any arbitration of this agreement, the arbitrator may not award incidental, consequential, or punitive damages.

                  7.3   New Jersey Law The parties agree that in any arbitration
                        --------------
                  of this agreement, the arbitrator will apply the substantive law of the State of New Jersey.

         8.       Assignability  This agreement is personal to Licensee and may
                  -------------
not be assigned to any third party without Licensor's written consent. The parties agree that any such assignment is void.

                  8.1   Licensor May Assign  Licensor may assign the Patent
                        -------------------
                        Rights without consent of Licensee.

                  8.2   Representatives, Successors, Etc.  This agreement, if
                        ---------------------------------
                        lawfully assigned, binds the parties' assigns, successors, and transferees. The parties agree that this agreement also binds the parties' legal representatives.

         9.       Miscellaneous Provisions  The following provisions apply to
                  ------------------------
this agreement:

                  9.1   Invalidity or Unenforceability If any provision of this
                        ------------------------------
                        agreement is invalid or unenforceable, or becomes invalid or unenforceable under particular factual circumstances, such invalidity or unenforceability will not affect the validity or enforceability of any other provision of this agreement.

                  9.2   Merger This agreement is the entire agreement between
                        ------
                        the parties, and supercedes any and all prior or contemporaneous agreements relating to the same subject matter.

                  9.3   Amendments to be in Writing  This agreement may not be
                        ---------------------------
                        amended except in a writing signed by the parties.

                  9.4   No Partnership, Agency etc.  This agreement does not
                        ---------------------------
                        create a partnership, an agency, or a joint venture between the parties.

                  9.5   Notices The parties agree that all notices required or
                        -------
                        permitted under this agreement will be sent to the parties' above-stated addresses, with copies as follows:

                  To Licensor                    To Licensee

                  Mark H. Jay, Esq               Fred D. Hutchison, Esq.
                  Siemens Corporation            Hutchison & Mason, PLLC
                  186 Wood Avenue South          4011 West Chase Boulevard
                  Iselin NJ 08830                Suite 400
                                                 Raleigh, NC 27607



                  9.6   No Warranties Licensee acknowledges Licensor does not
                        -------------
                  extend any warranties of any kind, whether express or implied, regarding the Patent Rights. Without in any way limiting the full generality of the foregoing sentence, Licensor hereby disclaims any and all warranties of merchantability, and fitness for intended purpose.

                  9.7   Confidentiality  The parties agree to keep the terms of
                        ----------------
                  this agreement confidential.

         10.      Effective Date  The Effective Date of this agreement is June
                  --------------
15, 1997.

                                            Siemens Medical Systems, Inc.

Date:  July 10, 1997                        By /s/ Wolfgang Kroll
                                               --------------------------------
                                            Wolfgang Kroll, its
                                            Executive Vice-President
                                            Duly Authorized

                                            LipoMed, Inc.

Date:                                       By /s/ Michael A. Harpold
                                               --------------------------------
                                            Michael A. Harpold, its President
                                            Duly Authorized

                       Exclusive License Agreement Between
                          Siemens Medical Systems, Inc.
                                       and
                                  LipoMed, Inc.

                                   Schedule A
                                   ----------

Canada Patent No. 1,327,933

Japan Patent Application No. 01-246216

Belgium Patent No. 0 361 214

Switzerland Patent No. 0 361 214

Germany Patent No. 68916729.6

Spain Patent No. 0 361 214

France Patent No. 0 361 214

Great Britain Patent No. 0 361 214

Italy Patent No. 0 361 214

Netherlands Patent No. 0 361 214